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                                                                    Exhibit 10.3


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------


         This First Amendment to Employment Agreement, entered into as of this 1st day of May, 1997, by and between GLAS-CRAFT, INC., an Indiana corporation (the "Company") and DWIGHT D. GOODMAN ("Employee") is to evidence the following agreements and understandings:

                                   WITNESSETH
                                   ----------

         WHEREAS, the Company entered into an Employment Agreement dated as of November 30, 1994 that provided, subject to certain restrictions contained in the Employment Agreement, for Employee's term of employment to terminate on the third anniversary of such Employment Agreement; and

         WHEREAS, the parties hereto desire to amend the Employment Agreement to provide for the term of employment of Employee to be extended for six (6) months to May 31, 1998.

         NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. The first sentence of Section 2 of the Employment Agreement is hereby amended to read as follows:

                  The term of this Agreement shall commence on the effective date of COHT's initial public offering and shall terminate on May 31, 1998, subject to the termination provisions of Sections 6 and 10 and the other provisions of this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Employment Agreement as of the day and year first written above.


                                        GLAS-CRAFT, INC.



                                        By: /s/ Robert Pawlak
                                            ------------------------------------
                                            Robert Pawlak, Assistant Secretary



                                        /s/ Dwight D. Goodman
                                        ----------------------------------------
                                        Dwight D. Goodman